UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 19, 2005



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       DELAWARE           0-21802        34-1741211
                   (STATE OR OTHER   (COMMISSION FILE   (IRS EMPLOYER
                   JURISDICTION OF         NUMBER)      IDENTIFICATION
                  INCORPORATION OR                            NO.)
                    ORGANIZATION)


            3450 W. CENTRAL AVENUE, SUITE 328 TOLEDO, OHIO     43606
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02  Appointment  of  Principal  Officers

On September 19, 2005, the Company appointed Howard E. Hartung as its Chief Operating Officer.

Mr. Hartung began employment with the Company on September 15, 2005 under an oral, at-will agreement. Since 2004, Mr. Hartung has served as the International Trade Representative for the State of Michigan's Michigan Economic Development Corporation, an economic development arm for the State, located in Lansing, Michigan. Prior to that, Mr. Hartung served as a Product Development Manager with a technology development firm and as a lobbyist in Columbus, Ohio. Mr. Hartung holds no other directorships or officer positions in other reporting companies, nor is related to any other directors or officers.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          September  23, 2005               By:       /s/  James K. McHugh
                -------------------                         --------------------
                                                               James  K.  McHugh
                                                       Chief  Financial  Officer